UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported):

November 29, 2004

ASCENDANT SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-27945	75-2900905
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16250 Dallas Parkway, Suite 102, Dallas, Texas	75248
(Address of principal executive offices)	(Zip Code)

(972) 250-0945

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)	Information Required by Item 304(a)(1) of Regulation S-K.

(i) On November 29, 2004, BDO Seidman, LLP (“BDO Seidman”) advised Ascendant Solutions, Inc. (the “Company”) that BDO Seidman ceased to be the Company’s independent public accountants. BDO Seidman orally advised the Company that such decision was based upon an analysis by BDO Seidman of the allocation of the resources of BDO Seidman.

(ii) The report of BDO Seidman on the Company’s financial statements for the fiscal year ended December 31, 2003 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

(iii) In connection with the audits of the Company’s financial statements for the fiscal year ended December 31, 2003, and in the subsequent interim periods, there were no disagreements with BDO Seidman on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of BDO Seidman, would have caused BDO Seidman to make reference to such matter in connection with its report.

(iv) During the two most recent fiscal years and through the date of dismissal there have been no reportable events with respect to BDO Seidman (as defined in Regulation S-K Item 304(a)(1)(v)). As was disclosed in a prior report on Form 8-K filed on April 9, 2003, in connection with the audit of the consolidated financial statements for the year ended December 31, 2002, Ernst & Young LLP advised the Company that the lack of segregation of duties was a material weakness. A material weakness is a reportable condition in which the design or operation of one or more of the specific internal control components does not reduce to a relatively low level the risk that errors or fraud in amounts that would be material in relation to the consolidated financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. The Company has taken steps to address this issue including the hiring of a new Chief Financial Officer on October 18, 2004. BDO Seidman did not identify the lack of segregation of duties as a material weakness nor did it notify the Company of any other material weaknesses.

(v) The Company has furnished BDO Seidman with a copy of the foregoing disclosure and requested BDO Seidman to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the foregoing statements. A copy of the letter of BDO Seidman to the Securities and Exchange Commission, dated November 30, 2004, is filed as Exhibit 16.1 hereto.

(b) The Company’s Board of Directors is engaged in the process of selecting new independent public accountants. The Company will file a Form 8-K when the selection of the new auditor has been made.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

16.1	Letter from BDO Seidman, LLP to the Securities and Exchange Commission dated November 30, 2004.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENDANT SOLUTIONS, INC.

Dated: December 1, 2004	By:	/s/ DAVID E. BOWE
David E. Bowe
Chief Executive Officer and President

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